UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2003

ROANOKE ELECTRIC STEEL CORPORATION

(Exact name of Registrant as specified in its charter)

Virginia	0-2389	54-0585263
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Westside Blvd., N.W., Roanoke, Virginia 24017

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (540) 342-1831

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description

99.1 News Release of Roanoke Electric Steel Corporation, issued September 2, 2003

Item 12. Results of Operations and Financial Condition

On September 2, 2003, Roanoke Electric Steel Corporation issued a news release reporting its financial results for the fiscal quarter ended July 31, 2003. A copy of the news release is furnished and attached as Exhibit 99.1 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Electric Steel Corporation

By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: September 2, 2003

INDEX TO EXHIBITS

Exhibit No. Description

99.1 News Release of Roanoke Electric Steel Corporation, issued September 2, 2003